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SUBSIDIARIES OF IDEX CORPORATION

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                                                                                              OTHER NAME
                                                           JURISDICTION OF               WHICH DOING BUSINESS
               SUBSIDIARY                                   INCORPORATION                       IF ANY
-------------------------------------------------    ----------------------------    ---------------------------
BAND-IT-IDEX, INC.                                   DELAWARE
  BAND-IT COMPANY LTD.                               UNITED KINGDOM
  BAND-IT CLAMPS (ASIA) PTE., LTD.                   SINGAPORE
  BAND-IT R.S.A. (PTY) LTD. (51% OWNED)              SOUTH AFRICA

CORKEN, INC.                                         DELAWARE

IDEX HOLDINGS, INC.                                  DELAWARE
IDEX FINANCE, INC.                                   DELAWARE
  FAST LLC                                           DELAWARE
    FAST SRL                                         ITALY
      FAST IBERICA S.A.                              SPAIN
      FAST U.K. LTD.                                 UNITED KINGDOM

FLUID MANAGEMENT, INC.                               DELAWARE
  FLUID MANAGEMENT EUROPE B.V.                       NETHERLANDS
    FLUID MANAGEMENT U.K., LTD.                      UNITED KINGDOM
    FLUID MANAGEMENT FRANCE SARL                     FRANCE
    FLUID MANAGEMENT ESPANA SLU                      SPAIN
    FLUID MANAGEMENT EASTERN EUROPE SP. Z  O.O.      SWEDEN
  FLUID MANAGEMENT GMBH                              GERMANY
  FLUID MANAGEMENT AUSTRALIA PTY., LTD.              AUSTRALIA
  FLUID MANAGEMENT CANADA, INC.                      CANADA
  FLUID MANAGEMENT SERVICOS E VENDAS LTD.            BRAZIL

GAST MANUFACTURING, INC.                             MICHIGAN
  GAST ASIA, INC.                                    MICHIGAN
  GAST FSC, INC.                                     U.S. VIRGIN ISLANDS
  GAST MANUFACTURING COMPANY LTD.                    UNITED KINGDOM

HALE PRODUCTS, INC.                                  PENNSYLVANIA
  HALE PRODUCTS EUROPE GMBH                          GERMANY
  GODIVA PRODUCTS LTD.                               UNITED KINGDOM
    GODIVA LIMITED                                   UNITED KINGDOM
      HALE PRODUCTS EUROPE LIMITED                   UNITED KINGDOM
        GINSWAT LTD. (35% OWNED)                     HONG KONG
  HALE PRODUCTS BET. GMBH                            GERMANY
  LUKAS HYDRAULIK VER. GMBH                          GERMANY
    LUKAS HYDRAULIK GMBH & CO. KG                    GERMANY

LUBRIQUIP, INC.                                      DELAWARE

MICROPUMP, INC.                                      DELAWARE
  MICROPUMP LIMITED                                  UNITED KINGDOM

PULSAFEEDER, INC.                                    DELAWARE
  PULSAFEEDER PTE., LTD.                             SINGAPORE
  KNIGHT, INC.                                       DELAWARE
    KNIGHT INTERNATIONAL B.V.                        NETHERLANDS
      KNIGHT EQUIPMENT INTERNATIONAL B.V.            NETHERLANDS
    KNIGHT U.K. LTD.                                 UNITED KINGDOM
    KNIGHT EQUIPMENT AUSTRALIA PTY., LTD.            AUSTRALIA
    KNIGHT EQUIPMENT (CANADA) LTD.                   CANADA

SIGNFIX HOLDINGS LIMITED                             UNITED KINGDOM
  SIGNFIX LIMITED                                    UNITED KINGDOM
    TESPA GMBH                                       GERMANY

VIKING PUMP, INC.                                    DELAWARE
  VIKING PUMP (EUROPE) LTD.                          IRELAND
  JOHNSON PUMP (UK) LTD.                             UNITED KINGDOM
  VIKING PUMP OF CANADA, INC.                        ONTARIO
  VIKING PUMP LATIN AMERICA S.A. DE C.V.             MEXICO

WARREN RUPP, INC.                                    DELAWARE                        MARATHON PUMP COMPANY
  WARREN RUPP (EUROPE) LTD.                          IRELAND
  BLAGDON PUMP HOLDINGS, LTD.                        UNITED KINGDOM
    BLAGDON PUMP LTD.                                UNITED KINGDOM

IDEX FOREIGN SALES CORP.                             BARBADOS

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